                                                                    EXHIBIT 10.8
                                                                  EXECUTION COPY


                       MANAGEMENT SUBSCRIPTION AGREEMENT

     This MANAGEMENT SUBSCRIPTION AGREEMENT is dated as of November 30, 1999, by and among OSI Acquisition, Inc., a Delaware corporation (the "Company"), and the individuals whose signatures appear on the signature pages hereto (collectively, the "Purchasers" and each individually, a "Purchaser"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in Section 1.

     WHEREAS, the Company and the Purchasers desire to enter into an agreement to provide for the acquisition by each Purchaser of beneficial ownership of the number of shares of Common Stock and/or Preferred Stock set forth opposite such Purchaser's name on the attached Schedule 1 (the "Purchaser Stock"), upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual undertaking contained herein, the parties hereto agree as follows:

     1. Definitions.   As used herein, the following terms shall have the
following meanings.

     "BRS" means Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership.

     "Common Stock" means the Company's Common Stock, par value $0.01 per share.

     "Management Stock Agreement" means the Management Stock Agreement, dated on even date herewith, by and among the Company, BRS, and the Purchasers, as amended, restated or modified from time to time.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

     "Preferred Stock" means the Company's Junior Preferred Stock, par value $0.01 per share.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Stockholders Agreement" means the Stockholders Agreement, dated on even date herewith by and among the Company, BRS, the Purchasers and the other stockholders from time to time party thereto, as amended, restated or modified from time to time.

     "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, limited liability company, association or other business entity.

     2. Purchase and Sale of Purchased Stock; Representations and Warranties of the Purchasers.

     (a) Upon the execution of this Agreement, each Purchaser will purchase, and the Company will sell, (i) the number of shares of Common Stock set forth opposite such Purchaser's name on the attached Schedule 1 at a purchase price of $1.00 per share and (ii) the number of shares of Preferred Stock set forth opposite such Purchaser's name on the attached Schedule 1 at a purchase price of $100.00 per share . In furtherance thereof, each Purchaser will deliver to the Company a check or promissory note (payable to the order of such payee as may be designated by the Company) in the aggregate amount set forth opposite such Purchaser's name on the attached Schedule 1. Upon execution of this Agreement, each Purchaser shall execute and deliver the Stockholders Agreement and the Management Stock Agreement.

     (b) In connection with the purchase and sale of the Purchaser Stock hereunder, each Purchaser represents and warrants to the Company that:

           (i) the Purchaser Stock to be acquired by such Purchaser (or such Purchaser's designee) will be acquired for such Purchaser's own account (or for the account of one or more members of such Purchaser's family) and not with a view to, or any present intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Purchaser Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

           (ii) no commission, fee or other remuneration is to be paid or given, directly or indirectly, to any Person for soliciting such Purchaser to purchase the Purchaser Stock.

           (iii) such Purchaser (1) is either an officer or employee of the Company or one of its Subsidiaries or is otherwise an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Securities Act, (2) is sufficiently sophisticated in financial matters to analyze the investment in the Purchaser Stock, (3) is able to evaluate the risks and benefits of the investment in the Purchaser Stock, and (4) has determined that such investment in the Purchaser Stock is suitable for such Purchaser, based upon such Purchaser's financial situation and needs, as well as such Purchaser's other securities holdings.

            (iv) such Purchaser:

                 (A) has not been convicted within the last five years of any felony or misdemeanor in connection with the offer, purchase, or sale of any security or any felony involving fraud or deceit, including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny, or conspiracy to defraud;

                 (B) is not currently subject to any state administrative
            enforcement order or judgment entered by a state securities administrator within the last five years or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including, but not limited to, making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within the last five years;

                 (C) is not subject to any state's administrative enforcement order or judgment which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities; or

                 (D) is not currently subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, temporarily or preliminarily restraining or enjoining such Purchaser from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the state.

           (v) such Purchaser is able to bear the economic risk of such Purchaser's investment in the Purchaser Stock for an indefinite period of time and the Purchaser understands that the Purchaser Stock has not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

           (vi) such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Purchaser Stock and has had full access to such other information concerning the Company as the Purchaser has requested. The Purchaser has reviewed, or has had an opportunity to review, the following documents:
      (A) the Company's Certificate of Incorporation and (B) the Merger
      Agreement.

           (vii) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms (except as the same may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally or by general equitable principles), and the execution, delivery and performance of this Agreement by such Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Purchaser is a party or any judgment, order or decree to which such Purchaser is subject.

     (c) As an inducement to the Company to issue the Purchaser Stock to such Purchaser, and as a condition thereto, such Purchaser acknowledges and agrees that neither the issuance of the Purchaser Stock to the Purchaser (or to the account of such Purchaser) nor any provision contained herein shall, in the case of any Purchaser who is an officer or employee of the Company, entitle such Purchaser to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate such Purchaser's employment at any time for any reason.

     3. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient (followed by telephone confirmation to the receiving party).
Such notices, demands and other communications will be sent to the address indicated below:

     To the Company to:

              O'Sullivan Industries Holdings, Inc.
              1900 Gulf Street
              Lamar, Missouri 64759
              Attention:  President and Secretary
              Facsimile: (417) 682-8120 (President)
                         (417) 682-8113 (Secretary)

              With a copy, which shall not constitute notice to the Company, to:

              Kirkland & Ellis
              Citicorp Center
              153 East 53rd Street
              New York, NY  10022-4675
              Attention:  Kirk A. Radke, Esq.
              Facsimile No.:  (212) 446-4900


     To each Purchaser to:

              [PURCHASER]
              c/o O'Sullivan Industries Holdings, Inc.
              1900 Gulf Street
              Lamar, Missouri 64759
              Facsimile: (417) 682-8113

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

     4. Miscellaneous.

     (a) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (b) Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     (c) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     (d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Purchaser, the Company and their respective successors and assigns (including subsequent holders of Purchaser Stock); provided, that the rights and obligations of the Purchaser under this Agreement shall not be assignable except in connection with a permitted transfer of Purchaser Stock hereunder.

     (E) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS HERETO WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     (f) Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     (g) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and the Purchasers.


                               *   *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have executed this Management Stock Purchase Agreement as of the date first written above.

                                   O'SULLIVAN INDUSTRIES HOLDINGS, INC.


                                   By:    /s/ Richard D. Davidson
                                   ---------------------------------------------
                                   Name: Richard D. Davidson
                                   Its:   President and Chief Operating
                                   Officer


                                   /s/ Richard D. Davidson
                                   ---------------------------------------------
                                   RICHARD D. DAVIDSON


                                   /s/ Richard D. Davidson   /s/ Mary Davidson
                                   ---------------------------------------------
                                   RICHARD D. DAVIDSON & MARY DAVIDSON, JOINT
                                   TENANTS


                                   /s/ Michael P. O'Sullivan
                                   ---------------------------------------------
                                   MICHAEL P. O'SULLIVAN


                                   /s/ Michael P. O'Sullivan
                                   /s/ Jennifer O'Sullivan
                                   ---------------------------------------------
                                   MICHAEL P. O'SULLIVAN & JENNIFER
                                   O'SULLIVAN, JOINT TENANTS


                                   /s/ Michael P. O'Sullivan
                                   ---------------------------------------------
                                   MICHAEL P. O'SULLIVAN,
                                   AS CUSTODIAN FOR TARA O'SULLIVAN


                                   /s/ Michael P. O'Sullivan
                                   ---------------------------------------------
                                   MICHAEL P. O'SULLIVAN,
                                   AS CUSTODIAN FOR TIERNEY O'SULLIVAN


                                   /s/ Michael P. O'Sullivan
                                   ---------------------------------------------
                                   MICHAEL P. O'SULLIVAN,
                                   AS CUSTODIAN FOR TREVOR O'SULLIVAN

                                   /s/ Phillip J. Pacey
                                   ---------------------------------------------
                                   PHILLIP J. PACEY


                                   /s/ Phillip J. Pacey /s/ Rose C. Pacey
                                   ---------------------------------------------
                                   PHILLIP J. PACEY & ROSE C. PACEY,
                                   JOINT TENANTS


                                   /s/ Tyrone E. Riegel
                                   ---------------------------------------------
                                   TYRONE E. RIEGEL


                                   /s/ Tyrone E. Riegel
                                   ---------------------------------------------
                                   THE ESTATE OF PATRICIA K. RIEGEL


                                   /s/ Thomas M. O'Sullivan, Jr.
                                   ---------------------------------------------
                                   THOMAS M. O'SULLIVAN, JR.


                                   /s/ Thomas M. O'Sullivan, Jr.
                                   ---------------------------------------------
                                   BATO FAMILY INVESTMENT LP



                                   /s/ Colin E. O'Sullivan
                                   ---------------------------------------------
                                   COLIN E. O'SULLIVAN


                                   /s/ Thomas M. O'Sullivan, Jr.
                                   ---------------------------------------------
                                   THOMAS M. O'SULLIVAN, JR., AS CUSTODIAN FOR
                                   COLIN E. O'SULLIVAN


                                   /s/ Thomas M. O'Sullivan, Jr.
                                   /s/ Maria O'Sullivan
                                   ---------------------------------------------
                                   THOMAS M. O'SULLIVAN, JR. & MARIA O'SULLIVAN, JOINT TENANTS


                                   /s/ James C. Hillman
                                   ---------------------------------------------
                                   JAMES C. HILLMAN

                                   /s/ James C. Hillman
                                   ---------------------------------------------
                                   JAMES C. HILLMAN, AS CUSTODIAN FOR
                                   JAMES A. HILLMAN


                                   /s/ Rowland H. Geddie, III
                                   ---------------------------------------------
                                   ROWLAND H. GEDDIE, III


                                   /s/ Rowland H. Geddie   /s/ Peggy E. Geddie
                                   ---------------------------------------------
                                   ROWLAND H. GEDDIE & PEGGY E. GEDDIE,
                                   JOINT TENANTS


                                   /s/ Stuart D. Schotte
                                   ---------------------------------------------
                                   STUART D. SCHOTTE


                                   /s/ Edward T. Riegel
                                   ---------------------------------------------
                                   EDWARD T. RIEGEL


                                   /s/ Tommy W. Thieman
                                   ---------------------------------------------
                                   TOMMY W. THIEMAN


                                   /s/ Betty Rhea O'Sullivan Thieman
                                   ---------------------------------------------
                                   BETTY RHEA O'SULLIVAN THIEMAN


                                   /s/ Tommy W. Thieman /s/ Betty R. Thieman
                                   ---------------------------------------------
                                   TOMMY W. THIEMAN & BETTY R. THIEMAN,
                                   JOINT TENANTS


                                   /s/ Kelly L. Thieman
                                   ---------------------------------------------
                                   KELLY L. THIEMAN


                                   /s/ Tommy W. Thieman
                                   ---------------------------------------------
                                   TOMMY W. THIEMAN, AS CUSTODIAN FOR
                                   JEFFREY M. THIEMAN

                                   /s/ Tommy W. Thieman
                                   ---------------------------------------------
                                   TOMMY W. THIEMAN, AS CUSTODIAN FOR
                                   ELLEN A. THIEMAN


                                   /s/ Tommy W. Thieman
                                   ---------------------------------------------
                                   TOMMY W. THIEMAN, AS CUSTODIAN FOR
                                   THOMAS B. THIEMAN


                                   /s/ Clifford Bickel
                                   ---------------------------------------------
                                   CLIFFORD BICKEL


                                   /s/ Clifford Bickel   /s/ Angeline Bickel
                                   ---------------------------------------------
                                   CLIFFORD BICKEL & ANGELINE BICKEL,
                                   JOINT TENANTS


                                   /s/ David R. Turney
                                   ---------------------------------------------
                                   DAVID R. TURNEY


                                   /s/ John D. Blevins
                                   ---------------------------------------------
                                   JOHN D. BLEVINS


                                   /s/ Neal C. Ruggeberg
                                   ---------------------------------------------
                                   NEAL C. RUGGEBERG


                                   /s/ Neal C. Ruggeberg
                                   ---------------------------------------------
                                   NEAL C. RUGGEBERG & DAWN D. RUGGEBERG,
                                   JOINT TENANTS


                                   /s/ Daniel Patrick O'Sullivan
                                   ---------------------------------------------
                                   DANIEL PATRICK O'SULLIVAN

                                   /s/ Daniel Patrick O'Sullivan
                                   /s/ Kimberly O'Sullivan
                                   ---------------------------------------------
                                   DANIEL PATRICK O'SULLIVAN &
                                   KIMBERLY O'SULLIVAN


                                   /s/ Randall Day
                                   ---------------------------------------------
                                   RANDALL DAY


                                   /s/ Kathleen Jane O'Sullivan Day
                                   ---------------------------------------------
                                   KATHLEEN JANE O'SULLIVAN DAY


                                   /s/ Randall Day   /s/ Kathleen J. Day
                                   ---------------------------------------------
                                   RANDALL DAY & KATHLEEN J. DAY


                                   /s/ Timothy E. Riegel
                                   ---------------------------------------------
                                   TIMOTHY E. RIEGEL


                                   /s/ Timothy E. Riegel
                                   ---------------------------------------------
                                   TIMOTHY E. RIEGEL, AS CUSTODIAN FOR
                                   KALIE E. RIEGEL


                                   /s/ Timothy E. Riegel    /s/ Carla D. Riegel
                                   ---------------------------------------------
                                   TIMOTHY E. RIEGEL & CARLA D. RIEGEL,
                                   JOINT TENANTS


                                   /s/ Thomas J. Tirdil
                                   ---------------------------------------------
                                   THOMAS J. TIRDIL


                                   /s/ Robert G. Gillespie
                                   ---------------------------------------------
                                   ROBERT G. GILLESPIE


                                   /s/ David E. Pittman
                                   ---------------------------------------------
                                   DAVID E. PITTMAN

                                   EDWARD D. JONES & CO., CUST. FBO
                                   DAVID E. PITTMAN IRA


                                   By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Its:


                                   /s/ David S. Thiesse
                                   ---------------------------------------------
                                   DAVID S. THIESSE


                                   /s/ Gary R. Blankenship
                                   ---------------------------------------------
                                   GARY R. BLANKENSHIP


                                   /s/ Jason Stansberry
                                   ---------------------------------------------
                                   JASON STANSBERRY


                                   /s/ Jason Stansberry    /s/ Angela Stansberry
                                   ---------------------------------------------
                                   JASON STANSBERRY & ANGELA STANSBERRY,
                                   JOINT TENANTS


                                   /s/ Joe J. Whyman
                                   ---------------------------------------------
                                   JOE J. WHYMAN


                                   /s/ John R. Cox, Jr.
                                   ---------------------------------------------
                                   JOHN R. COX, JR.


                                   /s/ Larry G. Edge
                                   ---------------------------------------------
                                   LARRY G. EDGE


                                   /s/ Maureen M. Wood
                                   ---------------------------------------------
                                   MAUREEN M. WOOD


                                   /s/ Maurreen M. Wood /s/ George R. Wood
                                   ---------------------------------------------
                                   MAUREEN M. WOOD & GEORGE R. WOOD

                                   /s/ Leonard Saldana
                                   ---------------------------------------------
                                   LEONARD SALDANA


                                   /s/ Max W. Simmons
                                   ---------------------------------------------
                                   MAX W. SIMMONS


                                   /s/ Karen J. Simmons
                                   ---------------------------------------------
                                   KAREN J. SIMMONS, AS CUSTODIAN FOR
                                   MATTHEW C. SIMMONS


                                   /s/ Max W. Simmons /s/ Karen J. Simmons
                                   ---------------------------------------------
                                   MAX W. SIMMONS & KAREN J. SIMMONS,
                                   JOINT TENANTS


                                   /s/ Michael L. Franks
                                   ---------------------------------------------
                                   MICHAEL L. FRANKS


                                   /s/ Ronald E. Wegener
                                   ---------------------------------------------
                                   RONALD E. WEGENER


                                   /s/ Kenneth S. Ladd
                                   ---------------------------------------------
                                   KENNETH S. LADD


                                   /s/ Terry J. Braden
                                   ---------------------------------------------
                                   TERRY J. BRADEN


                                   /s/ Terry J. Braden   /s/ Jeannette M. Braden
                                   ---------------------------------------------
                                   TERRY J. BRADEN & JEANNETTE M. BRADEN,
                                   JOINT TENANTS

                                   /s/ Daniel F. O'Sullivan
                                   ---------------------------------------------
                                   DANIEL F. O'SULLIVAN


Agreed and Accepted:

BRUCKMANN, ROSSER, SHERRILL & CO. II, L.P.


By:   BRSE, L.L.C.
Its:  General Partner


By:        /s/ Stephen F. Edwards
---------------------------------------------
Name:
Title: